Exhibit 24

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of SPX Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Christopher J. Kearney and Patrick J. O'Leary his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock that may be issued in connection with the proposed offer to exchange shares of Echlin, Inc. for cash and shares of SPX Corporation and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

               Signature                               Capacity
               ---------                               --------


       /s/ John B. Blystone             Chairman, President, Chief Executive
----------------------------------      Officer and Director
           John B. Blystone


      /s/ Patrick J. O'Leary            Vice President - Finance, Treasurer and
----------------------------------      Chief Financial Officer
          Patrick J. O'Leary


            /s/ Ken Dow                 Controller
----------------------------------
                Ken Dow


      /s/ J. Kermit Campbell            Director
----------------------------------
          J. Kermit Campbell


        /s/ Sarah R. Coffin             Director
----------------------------------
            Sarah R. Coffin


        /s/ Frank A. Ehmann             Director
----------------------------------
            Frank A. Ehmann


       /s/ Edward D. Hopkins            Director
----------------------------------
           Edward D. Hopkins


    /s/ Charles E. Johnson, II          Director
----------------------------------
        Charles E. Johnson, II


       /s/ Ronald L. Kerber             Director
----------------------------------
           Ronald L. Kerber


        /s/ Peter H. Merlin             Director
----------------------------------
            Peter H. Merlin


       /s/ David P. Williams            Director
----------------------------------
           David P. Williams


Dated:  February 6, 1998